Exhibit 10.1

November 28, 2010

Dr. Tom Furness

Dr. Brian Schowengerdt

RatLab LLC

5607 40th Avenue NE

Seattle, WA 98105

Re:      Extension of the Letter of Intent

Dear Tom and Brian:

Pursuant to Paragraph 11 the Letter of Intent between our companies executed under date of October 1, 2010, the parties thereto to mutually agree to a 60 day extension of the expiration date of the Letter of Intent from November 30, 2010 to January 30, 2011.

The parties shall endeavor to execute definitive agreements and close the contemplated transaction during that time.  The Letter of Intent shall expire at that time unless extended or modified in writing by the parties hereto.

If you accept and agree to this extension of the Letter of Intent, please sign and date a copy of this letter and return it to the undersigned at 500 Union Street, Suite 406, Seattle, WA 98101, facsimile number (206) 903 1352.

Sincerely yours,

Visualant, Inc.

/s/ Ron Erickson

Ron Erickson

Its: Chairman

AGREED AND ACCEPTED:

RatLab LLC

/s/ Tom Furness

By: Tom Furness

Manager

Date: November 28, 2010

/s/ Brian Schowengerdt

By: Brian Schowengerdt

Manager

Date: November 28, 2010

500 Union Street        Suite 406         Seattle, WA 98101